Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

SCBT Financial Corporation

KBW Community Bank

Investor Conference

July 26, 2005

Forward Looking Statements:

Statements contained in this presentation, which are not historical facts, are forward-looking statements.  In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward looking public statements concerning matters herein. Such forward-looking statements are necessarily estimates reflecting the best judgement of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties.  Certain factors which could affect the accuracy of such forward looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

[LOGO]

SCBT Financial Corporation Profile

[GRAPHIC]

•      Lead bank founded in 1934

•      70th Anniversary in 2004

•      Bank subsidiaries

•      SCBT, N.A.

•      SCBT of the Piedmont, N.A.

•      36 financial centers

•      12 S.C. Counties

•      Family of 500+ employees

•                  Third largest independent commercial bank headquartered in South Carolina

•                  Eighth largest depository in South Carolina(1)

•                  Currently operates in 4 of the Southeast’s Top 30 markets

•                  Dedicated to building a statewide community bank

(1)  Source: FDIC Website

SCBT - Stock Market Information:

Sales Price as of 7-19-2005	$32.84
YTD Earnings 2005	$1.01
Last Cash Dividend (Annualized)	$.68
Book Value (6-30-2005)	$15.43

Price / Earnings (TTM)	17.5	x
Price to Book Value	213%
Dividend Yield	2.1%

NASDAQ Stock Market –symbol ‘SCBT’

Financial Information as of 6-30-2005

(in thousands)
Assets	$1,690,000
Loans	$1,320,000
Deposits	$1,324,000
Equity	$124,000

YTD 2005 Net interest margin	4.32%
YTD 2005 Return on assets	1.05%
YTD 2005 Return on equity	13.61%
Equity / Assets	7.37%

Mission

To be

SOUTH CAROLINA’S Bank

[GRAPHIC]

And….

A Top-Performing Bank in the Southeast

‘Repositioning’ SCBT Financial

•                  SC based management team assembled to build a statewide SC-based community bank

•                  CEO succession occurred November 2004

•                  Re-branded as South Carolina Bank & Trust

•                  Relocated headquarters to Columbia

•                  Products and sales diversification

•                  Emphasis upon organic growth

•                  Acquisitions may boost strategic and in-market growth

What Makes Us Successful?

•                  Customers

•                  Employees

•                  Management

•                  Business Model

[GRAPHIC]

Focus on Customers

•      Relationship Banking

•      Putting the Customer First

•      Fast, Friendly and Accurate

•      New Personal Checking Accounts in 2005 – June YTD

6,516

•      New Business Deposit Accounts

1,530

•      Cross-Sell Ratio    3.0

[GRAPHIC]

Focus on Employees

•                  Honored by the American Psychological Association in 2004 for:

“Best Practices for Employee Involvement”

•                  Only 10 companies nationwide, and

•                  Only 2 banks in the country

•                  Employee Expectations Survey

•                  Gallup 12 management tool

•                  New Program- Employee Wellness being implemented

Business Model

•                  Community Banking

•                  Local Decisions

•                  Centralized Processes

•                  Think Big / Act Small

•                  Balancing Soundness, Profitability & Growth

•                  Experienced Relationship Managers & Employees

•                  Building “South Carolina’s Bank” brand

•                  Will consider out-of-state markets, preferably in contiguous areas

[GRAPHIC]

2005 Goals

•                  Continued expansion in Upstate, Midlands & Coast

•                  Build “South Carolina’s Bank” brand

•                  ‘Process Improvement’ with goal of $1 million

•                  Continued double-digit growth in Loans & Deposits

•                  Drive ROE & Earnings Growth to historical levels

[GRAPHIC]

2005 Accomplishments

•                  Completed acquisition of New Commerce BanCorp

•                  Reported record YTD earnings, up approximately 22% over 2004’s 1st half earnings

•                  Process Improvement Progress

•                  Celebrated 1-year anniversary on NASDAQ Stock Market

•                  Opening new branch in northern York County

•                  Organic Loan growth up 19% from year ago

•                  Organic Deposit growth up 25% from year ago

[GRAPHIC]

Future Expansion

•                  Expansion in existing and new markets

•                  Eventually enter:

•                  Charleston

•                  Myrtle Beach

•                  Spartanburg/Anderson

[GRAPHIC]

Recent Development

•                  SCBT Financial Corporation has announced that it will acquire Sun Bancshares Inc.

•                  High growth Myrtle Beach / ‘Grand Strand’ area of South Carolina’s coast

•                  SunBank, N.A. will operate as a separate bank subsidiary for a period of time

•                  Acquisition expected to be completed in 4th Quarter 2005

•                  Total Assets ~ $100 million

•                  Loans ~ $ 82 million

•                  Deposits ~ $90 million

•                  2 Branches in Georgetown County and LPO in Horry County (Myrtle Beach)

Branch Locations

[GRAPHIC]

• Existing Markets

• Targeted Expansion Markets

• SunBank Offices

(Proposed Acquisition)

From the upstate to the coast……

Market Share

Deposit Market Share by Zip Codes
Where SCBT Has Branch Offices

Rank	Institution (State of Domicile)	Deposits ($000)	Market Share	Branches

1	Wachovia Corp. (NC)	2,467,336	21.44%	27
2	Bank of America Corp. (NC)	2,219,652	19.29	25
3	South Financial Group Inc. (SC)	1,468,283	12.76	9
4	SCBT Financial Corporation (SC)	1,008,594	8.76	30
5	BB&T Corp. (NC)	978,953	8.51	14
6	Synovus Financial Corp. (GA)	826,832	7.18	10
7	First Citizens Bancorporation (SC)	629,889	5.47	19
8	First Reliance Bancshares, Inc. (SC)	175,992	1.53	2
9	SunTrust Banks Inc. (GA)	141,691	1.23	3
10	York Bankshares, Inc. (SC)	102,462	0.89	3

Source: FDIC

Deposit data as of June 30, 2004

Business Model -

Balancing:

Soundness

Profitability

& Growth

SOUNDNESS

Net Charge-offs / Average Total Loans

[CHART]

	2002	2003	2004	2Q 2005
Non-Performing Assets / Total Loans & OREO*	0.67%	0.87%	0.43%	0.43%

Allow. Loan Losses / Total Loans*	1.28%	1.25%	1.25%	1.28%

Allow. Loan Losses / Non-Performing Loans*	233%	173%	443%	390%

Net Charge-offs / Average Loans	0.25%	0.19%	0.15%	0.05%

* Period end date

Loan data excludes mortgage loans held for sale

PROFITABILITY

Earnings Per Share and Net Income

[CHART]

Per share data reflect a ten percent stock dividend distributed on December 6, 2002 and a five percent stock dividend distributed on January 1, 2005

PROFITABILITY

Return on Average Assets

[CHART]

PROFITABILITY

Return on Average Equity

[CHART]

PERFORMANCE DRIVERS

Net Interest Margin – SCBT / Peer

[CHART]

PERFORMANCE DRIVERS

Total Non-Interest Income with Major Contributors

{Ongoing Diversification of Operating Income Stream}

[CHART]

{} Non-Interest Income as a Percent of Net Interest Income Plus Non-Interest Income

Deposit Service Income Ratios

Ranked 16th nationally among Community Banks
$1Billion - $5Billion in Assets

Data as of December 2004
Service Charges on Deposit Accounts	$11,854
Total Interest Income	$67,908
Total Noninterest Income	$22,651
% Service Charges to Total Income	13.09%
Peer Group Aggregate	6.10%

Range of Top 25 Peers	27.71% - 11.57%

Source: Independent Banker

GROWTH - Total Assets

[CHART]

DIVERSIFICATION

Loan Mix

[CHART]

As of June 2005

GROWTH - Total Deposits

[CHART]

DIVERSIFICATION

Deposit Mix

[CHART]

As of June 2005

Market Growth

Projected 2004-2009

[CHART]

* MSA’s : Columbia, Charleston-North Charleston, Greenville-Spartanburg-Anderson, Charlotte-Gastonia-Rock Hill, Myrtle Beach

Source: Bureau of Labor Statistics, SNL DataSource and Claritus

SCBT FINANCIAL CORPORATION

Cash Dividends Per Share

[CHART]

Per share data reflect a ten percent stock dividend distributed on December 6, 2002 and a five percent stock dividend distributed on January 1, 2005

Price Performance

Five-Year Price Performance
SCBT	145.9%
Peer Average	58.5%
Nasdaq Bank Index	35.2%

[CHART]

Source: Yahoo! Finance and Keefe, Bruyette & Woods

Price data is adjusted for Stock Splits and Dividends

As of June 30, 2005

Peers include 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion.

Total Return Analysis

Five-Year Total Return (%)

[CHART]

Source: Yahoo! Finance and Keefe, Bruyette & Woods

Data as of June 30, 2005

Return data is adjusted for Stock Splits and Reinvestment of Dividends

Peer group includes 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion.

SCBT Financial Corporation

Richard C. Mathis
Executive Vice President and Chief Financial
Officer

SCBT Financial Corporation
520 Gervais Street
Columbia, South Carolina  29201
803-771-2265

www.SCBandT.com

[LOGO]

Q & A